Exhibit 10.16

FIRST AMENDMENT TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT to Credit Agreement (this “Amendment”) is entered into this 10th day of January 2018, by and between JPMORGAN CHASE BANK, N.A. (“Lender”), and SCOTT’S LIQUID GOLD-INC., a Colorado corporation, and NEOTERIC COSMETICS, INC., a Colorado corporation (each a “Borrower” and collectively, the “Borrowers”).

RECITALS

A.Lender and Borrowers have entered into that certain Credit Agreement dated as of June 30, 2016 (as the same may from time to time be amended, modified, supplemented or restated, the “Credit Agreement”).

B.Lender has extended credit to Borrowers for the purposes permitted in the Credit Agreement.

C.Borrowers have requested that Lender amend the Credit Agreement to (i) revise the interest rate spreads and (ii) make certain other revisions to the Credit Agreement as more fully set forth herein.

D.Lender has agreed to so amend certain provisions of the Credit Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

2.Amendments to Credit Agreement.

2.1The definitions of “Revolving Commitment CBFR Spread”, “Revolving Commitment Eurodollar Spread” and “Term Loan CBFR Spread” and “Term Loan Eurodollar Spread” in Section 1.01 of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

“Revolving Commitment CBFR Spread” means 0%.

“Revolving Commitment Eurodollar Spread” means 2.5%.

“Term Loan CBFR Spread” means 0%.

“Term Loan Eurodollar Spread” means 2.5%.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

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3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Lender to enter into this Amendment, each Borrower hereby represents and warrants to Lender, jointly and severally, as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower previously delivered to Lender remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.Effectiveness.  This Amendment shall be deemed effective upon the due execution and delivery to Lender of this Amendment by each party hereto.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

SCOTT'S LIQUID GOLD-INC.,
a Colorado Corporation

By:	/s/ Mark Goldstein
Name:	Mark Goldstein
Title:	President and CEO

NEOTERIC COSMETICS, INC.,
a Colorado Corporation

By:	/s/ Mark Goldstein
Name:	Mark Goldstein
Title:	President and CEO

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Karl Thomasma
Name:	Karl Thomasma
Title:	Vice President

Acknowledged and Agreed:

GUARANTORS:

COLORADO PRODUCT CONCEPTS, INC.,
a Colorado Corporation

By:	/s/ Mark Goldstein
Name:	Mark Goldstein
Title:	President and CEO

SLG CHEMICALS, INC.,
a Colorado Corporation

By:	/s/ Mark Goldstein
Name:	Mark Goldstein
Title:	President and CEO

SLG TOUCH-A-LITE, INC.,

By:	/s/ Mark Goldstein
Name:	Mark Goldstein
Title:	Vice President

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